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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): January 22, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                         000-21642               35-1617970
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                     Identification Number)


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7337 West Washington Street
   Indianapolis, Indiana                             46231

(Address of principal executive offices)           (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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
ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing the fourth quarter and year-end 2003 earnings release date and disclosure of an impairment charge.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated January 22, 2004.

                                                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATA Holdings Corp.

Date: January 22, 2004                  By: /s/ David M. Wing
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                                        Name: David M. Wing
                                        Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                      Press Release dated January 22, 2004

               ATA Holdings Corp. Announces Earnings Release Date
                         and Discloses Impairment Charge

INDIANAPOLIS, January 22, 2004 - ATA Holdings Corp. (NASDAQ: ATAH), parent company of ATA Airlines, Inc., today announced it will release fourth quarter 2003 financial results on February 2. The public is invited to listen to a live webcast of the Company's earnings conference call, which is scheduled to begin at 10 a.m. Eastern Time. To access the webcast, click onto http://www.ata.com/about_ata/inv_rel.html. The conference call will be archived on ata.com for future listening.

The Company also announced that its fourth quarter earnings will include the effect of a $5.3 million (pre-tax) impairment charge. The charge relates to a write down in ATA's investment in BATA Leasing, LLC. ("BATA"), a 50/50 joint venture set up to remarket Boeing 727-200's. The charge will adjust the book value of certain aircraft in BATA to their salvage value.

Now celebrating its 31st year of operation, ATA is the nation's 10th largest passenger carrier based on revenue passenger miles. ATA has the youngest, most fuel-efficient fleet among the major carriers, featuring the new Boeing 737-800 and 757-300 aircraft. The airline operates significant scheduled service from Chicago-Midway, Hawaii, Indianapolis, New York and San Francisco to over 40 business and vacation destinations. To learn more about the Company, visit the web site at www.ata.com.
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